UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

Norcraft Holdings, L.P.

Norcraft Companies, L.P.

(Exact name of registrants as specified in their charters)

Delaware Delaware	333-119696 333-114924	75-3132727 36-4231718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Denmark Avenue, Suite 100

Eagan, MN 55121

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (800) 297-0661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2011, Norcraft Holdings, L.P. (“Holdings”) issued a press release announcing the extension of the tender offer expiration date for its previously announced tender offer and consent solicitation relating to its and Norcraft Capital Corp.’s outstanding 9.75% Senior Discount Notes due 2012.

On May 16, 2011, Norcraft Companies, L.P. (“Norcraft”) issued a press release announcing its commencement of a consent solicitation with respect to proposed amendments to the indenture, dated as of December 9, 2009, governing Norcraft’s and Norcraft Finance Corp.’s outstanding 10.5% Senior Secured Second Lien Notes due 2015.

The press release issued by Holdings is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01 of this current report on Form 8-K.

The press release issued by Norcraft is attached hereto as Exhibit 99.2 and is hereby incorporated by reference in this Item 8.01 of this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Norcraft Holdings, L.P., dated May 16, 2011

99.2	Press release of Norcraft Companies, L.P., dated May 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2011

By:	/s/ LEIGH GINTER
Leigh Ginter
Chief Financial Officer